UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2016 (July 11, 2016)

VinCompass Corp.

(Exact name of registrant as specified in its charter)

Wyoming	000-54567	80-05552115
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

795 Folsom Street, 1st Floor, San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 415-817-9955

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

VINCOMPASS CORP.

Form 8-K

Current Report

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN DIRECTORS

On July 11, 2016, Mike Profita was appointed as a Director of the Company to serve until the next annual meeting of shareholders and until his successor is duly appointed. On July 11, 2016, Mr. Profita accepted such appointment.

The biography for Mr. Profita is set forth below:

Mr. Michael J. Profita, 61, with over 30 years in high tech industries, Mr. Profita has a broad range of experience in both public and venture backed companies. Mr. Profita is a Partner in Momentum Capital and serves as Chief Executive Officer at Affluence Corp., Chief Financial Officer at Advizor Solutions, Inc., and Chief Financial Officer at Naerodynamics, Inc. Prior highlights of his career include EVP and CFO at Apropos Technology (APRS-NASDAQ) where he led their $100MM IPO. Additionally, Mr. Profita was president of thincSoft LLC and led the company from inception to exit. Mr. Profita is a frequent guest lecturer at Northwestern University and Marquette University and was named one of the top dealmakers in Chicago. Mr. Profita holds a MM in management from the University of Chicago, an MBA in Finance from Loyola University of Chicago and a B.S. in Economics and Finance from Marquette University.

Family Relationships

There are no family relationships any of the Company’s directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE

On July 19, 2012, the Company issued a press release announcing the appointment of Mr. Profita as set forth above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated July 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCOMPASS CORP.

/s/ Peter Lachapelle
Peter Lachapelle
President and Director

Date: July 19, 2016